FORWARD-LOOKING STATEMENTS
--------------------------------------------------------------------------------

         THIS PRESENTATION CONTAINS FORWARD-LOOKING STATEMENTS REGARDING DIME, HUDSON AND NORTH FORK, INCLUDING STATEMENTS ABOUT STRATEGIES, PLANS AND OBJECTIVES, AS WELL AS ESTIMATES AND STATEMENTS BASED ON UNDERLYING ESTIMATES OF THE FUTURE FINANCIAL CONDITION, PERFORMANCE AND OPERATING EFFICIENCIES ON A PRO FORMA BASIS AND COST SAVINGS AND REVENUE ENHANCEMENTS AND ACCRETION TO REPORTED EARNINGS THAT WILL BE REALIZED FROM THE DIME-HUDSON MERGER OR NORTH FORK'S OFFER.

         A VARIETY OF FACTORS COULD CAUSE ACTUAL RESULTS AND EXPERIENCE TO DIFFER MATERIALLY FROM THE ANTICIPATED RESULTS OR OTHER EXPECTATIONS EXPRESSED IN SUCH FORWARD-LOOKING STATEMENTS. FACTORS THAT MIGHT CAUSE SUCH A DIFFERENCE INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

              o Risks and uncertainties related to the consummation of the Dime-Hudson merger or North Fork's offer, including realization of expected cost savings;

              o Realization of the level of revenues following the Dime-Hudson merger or North Fork's offer;

              o    Integration costs or difficulties;

              o Competition from both financial and non-financial institutions;

              o Changes in interest rates, deposit flows, loan demand and real estate values;

              o    Changes in legislation or regulation;

              o    Changes in accounting principles, policies or guidelines;

              o The timing and occurrence (or non-occurrence) of transactions and events that may be subject to circumstances beyond the control of Dime, Hudson or North Fork; and

              o Other economic, competitive, governmental, regulatory and technological factors affecting Dime, Hudson or North Fork, specifically or the banking industry or economy generally.

         NEITHER DIME NOR HUDSON ASSUMES ANY OBLIGATION TO UPDATE THESE FORWARD-LOOKING STATEMENTS OR TO UPDATE THE REASONS WHY ACTUAL RESULTS COULD DIFFER FROM THOSE PROJECTED IN THE FORWARD-LOOKING STATEMENTS.



                                                                               1


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OVERVIEW
--------------------------------------------------------------------------------




-----------------------------------------     -----------------------------------------------
              DIME UNITED                                       NFB(1) PROPOSAL
-----------------------------------------     -----------------------------------------------

o EPS accretive to Dime shareholders           o Highly EPS dilutive to Dime shareholders

o Predicated on conservative assumptions       o Reliant on unachievable assumptions

o Higher quality earnings stream               o Increasingly thrift-like earnings stream

o Transaction less than one month from         o Proposal highly uncertain given multitude of
  completion                                     contingencies.  Timing no earlier than end
                                                 of 3rd Quarter, 2000
o Low execution risk - transition plan
  completed                                    o High execution risk given in-market and
                                                 hostile nature of acquisition
o Significant P/E multiple expansion -
  improved franchise value                     o Possibility of significant P/E multiple
                                                 contraction

-----------------------------------------     -----------------------------------------------
                                              (1)  North Fork Bancorporation, Inc.

DIME

NFB PROPOSAL - WHAT NFB WANTS YOU TO BELIEVE
-------------------------------------------------------------------------------

--------------------------        ---------------------------------------------------------------------------------
  THE CLAIM IS:                     THE FACTS ARE:
--------------------------        ---------------------------------------------------------------------------------




SIGNIFICANTLY ACCRETIVE            Using NFB's assumptions, the NFB Proposal 15% EPS dilutive to Dime's shareholders in 2001

SIGNIFICANT PREMIUM                Would have represented a discount to Dime's share price as little as 6 months ago and an average premium of less than 10% during all of 1999

ACHIEVABLE ASSUMPTIONS             Cost savings assumptions represent 64% of Dime's operating expense base (excluding NAMCO(1)), implying a 15% marginal efficiency ratio for
                                   Dime.  No revenue run-off taken into account, despite anticipated sale to
                                   FleetBoston of 14% of Dime's deposit base

LOW RISK TRANSACTION               NFB's unrealistically high level of projected cost savings, when coupled with hostile nature of proposal, underscores high degree of execution risk

A REAL OFFER                       NFB has a history of abandoning unsolicited approaches.  NFB Proposal is highly contingent upon terms and conditions which will not be met

RELEVANT PRIOR ACQUISITION         Dime is more than seven times the size of the largest transaction NFB has
EXPERIENCE                         ever completed and three times the size of all their acquisitions put together

                                   (1)  North American Mortgage Company.

                                                                               3

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NFB PROPOSAL - HIGHLY EPS DILUTIVE
-------------------------------------------------------------------------------

         DIME UNITED TRANSACTION YIELDS A SUPERIOR EARNINGS STREAM FOR DIME
         STOCKHOLDERS:

              o Implicit dilution in NFB proposal understated, given "hidden" dilution inherent in FleetBoston financing structure


                                  [BAR CHART]

                                        2000           2001
                                        -----          -----

                                        $2.39(3)       $2.66(4)

                   Dime United(1)       $2.28          $2.67
                   NFB/Dime(2)          $1.75          $2.26

         (1) As disclosed in Dime United's September 1999 investor presentation.

         (2) Based on NFB assumptions provided in March 6, 2000 investor presentation. Includes the benefit to Dime shareholders of reinvesting the $2.00 in cash per share received from NFB at an after-tax rate of 4.5%.

         (3) Dime 2000 stand alone EPS estimate as disclosed in Dime United's September 1999 investor presentation.

         (4) Dime 2001 stand alone EPS estimate as disclosed in Dime United's September 1999 investor presentation.


                                                                               4

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NFB'S COST SAVINGS ARE UNACHIEVABLE
--------------------------------------------------------------------------------

         ESTIMATED COST SAVINGS EQUAL 64% OF DIME'S OPERATING EXPENSES (EXCLUDING NAMCO) AND REPRESENT 86% OF NFB'S EXPENSE BASE:

              o Implies a marginal efficiency ratio of less than 15% for Dime (excluding NAMCO) and 4% if looked at on the basis of NFB's operating expenses

              o No revenue run-off projected despite anticipated sale of 14% of Dime's most attractive deposits to FleetBoston for a below market premium

         ESTIMATED EXPENSE SAVINGS
         (DOLLARS IN MILLIONS)
         ----------------------------------------------------------------------
                                                               NFB PROPOSAL
         ----------------------------------------------------------------------

         Dime's Total Non-Interest Expense Base                     $724
              Less:  NAMCO(1)                                       (431)
              Less:  Intangible amortization                         (32)
         Dime's "Core Bank" Expense Base                             261
         Cost Savings Assumptions(2)                                 167
         Pro Forma Expense Base                                       94

         % OF DIME "CORE BANK" EXPENSE BASE                           63.7%
         IMPLIED MARGINAL EFFICIENCY RATIO ON "CORE BANK"             14.7(3)
         ----------------------------------------------------------------------
         Note: Expenses are based on Fourth Quarter 1999 financial data unless otherwise noted.
         (1) Based on detail for mortgage banking operations in the September 30, 1999 10-Q. Includes amortization of mortgage servicing rights..
         (2) Based on $100 million after tax estimate provided by NFB, adjusted to pretax amount assuming a 40% tax rate.
         (3) Pro forma expense base divided by net revenues of Dime excluding NAMCO.


                                                                               5

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JSB FINANCIAL, INC.(1)/RELIANCE BANCORP(2) TRANSACTIONS MAGNIFY RISK
--------------------------------------------------------------------------------



        NFB ASSUMPTIONS AS DISCLOSED IN INVESTOR PRESENTATIONS
        (DOLLARS IN MILLIONS)
        -----------------------------------------------------------------------
                                        RELIANCE      JSB     DIME     TOTAL
        -----------------------------------------------------------------------

        Cost Savings                      $22.8      $20.2   $167.0    $210.0
        Revenue Enhancement                 5.0        7.2      -        12.2
        Tax Efficiencies                    3.2        7.2      -        10.5
        Portfolio Optimization              -          8.7      -         8.7
                                          -----      -----   ------    ------
        Total Pre-tax Synergies            31.0       43.3    167.0     241.4

        Core Expense Base                 $36.3      $28.9   $261.0    $326.2

        RESULTING RATIOS:
        Synergies/Core Expense Base        85.4%     149.8%    63.7%     74.0%
        Cost Savings/Core Expense Base     62.8       69.9     63.7      64.4
        -----------------------------------------------------------------------
        (1)  Jamaica Savings Bank ("JSB").
        (2)  Reliance Federal Savings Bank ("Reliance").


                                                                               6

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NFB Would More Than Quadruple in Size
-------------------------------------------------------------------------------


                         Acquired Assets as % of NFB(1)
                         (Dollars in Millions)


                                   [BAR CHART]


               NFB 12/31/97             $ 6,829
               New York Bancorp         $ 3,284   50%
               Reliance                 $ 1,613   14%
               JSB                      $ 2,452   21%
               Dime                     $23,921  198%


               (1) As a % of NFB's assets at the quarter end prior to announcement.


--------------------------------------------------------------------------------

                         Total Assets(1)
                         (Dollars in Millions)


                                  [BAR CHART]


                  NFB 12/31/97          $ 6,829
                  NFB Pro Forma         $37,430    448% More than NFB 12/31/97

                  (1) Includes deposit sale to FleetBoston, purchase accounting adjustments and deleveraging balance sheet.


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PREMIUM IN NFB PROPOSAL IS MISLEADING
--------------------------------------------------------------------------------

         IMPLIED PREMIUM IN NFB PROPOSAL INFLATED BY DIME'S CURRENTLY DEPRESSED STOCK PRICE:

              o NFB Proposal would have reflected a discount to Dime's stock price as recently as September '99


                                  [LINE CHART]


                    ----------------------------------
                                              Value of
                                                 NFB
                                    Dime       Proposal
                    ----------------------------------
                    12/31/97        30.25       22.93
                     3/31/98        30.06       25.80
                     6/30/98        29.94       24.73
                     9/30/98        25.31       20.60
                    12/31/98        26.25       24.27
                     3/31/99        23.19       21.65
                     6/30/99        20.13       21.88
                     9/30/99        17.50       20.14
                    12/31/99        15.13       18.16
                      3/3/00        12.94       17.00


                                                                               8

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
IN-MARKET TRANSACTIONS HAVE PERFORMED POORLY
--------------------------------------------------------------------------------


          MAJOR IN-MARKET TRANSACTIONS
          ------------------------------------------------------------------------------------------------------------------------
           ANNOUNCE DATE      ACQUIROR              TARGET        PREMIUM     % COST    EXPECTED PRETAX PROFIT         STOCK
                                                                   PAID     SAVINGS(1)       SHORTFALL(2)          PERFORMANCE OF
                                                                                        ----------------------  ACQUIROR VS. BKX(3)
                                                                                          ($MM)        %
          ------------------------------------------------------------------------------------------------------------------------

          06/06/99        Zions                  First Security     55%        15%         NM          NM           (17.1)%
          03/17/98        Washington Mutual      H.F. Ahmanson      23         40       $(811)        (21)%         (33.0)
          11/18/97        First Union            CoreStates         17         46      (1,606)        (24)          (37.9)
          08/29/97        NationsBank            Barnett Banks      24         55      (2,256)        (25)          (29.9)
          03/06/97        Washington Mutual      Great Western      39         33        (575)        (17)          (43.4)
                          --------------------------------------------------------------------------------------------------------
                          Average                                   32%        38%          -         (22)%         (32.1)%

                          NFB PROPOSAL           DIME               41%        86%          -           -             -
          ------------------------------------------------------------------------------------------------------------------------

          (1) Announced cost savings as a percentage of the smaller company's annual expense base.
          (2) Based on difference between current analyst estimates or actual results and management estimates provided in the investor presentations.
          (3)    Keefe, Bruyette and Woods Bank Stock Index.


                                                                               9

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NFB PROPOSAL HIGHLY UNCERTAIN & UNLIKELY TO SUCCEED
--------------------------------------------------------------------------------



              = Dime Board of Directors rejected NFB proposal on both strategic and financial grounds

              = More than 50% of all hostile exchange offers in the banking industry have been withdrawn before completion

              = NFB has a long history of undertaking hostile approaches on which they have not followed through

              =    Nothing compels NFB to follow-through with the offer



--------------------------------------------------------------------------------
         IT IS HIGHLY UNLIKELY THAT DIME'S SHAREHOLDERS WILL EVER GET TO ACT ON THE NFB PROPOSAL, EVEN IF THE HUDSON UNITED DEAL IS VOTED DOWN
--------------------------------------------------------------------------------


                                                                              10

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

NFB PROPOSAL DESTROYS SHAREHOLDER VALUE
--------------------------------------------------------------------------------



         Value of 10 year warrants issued to FleetBoston         $50 - $70 MM

         Breakup fee payable to Hudson United                        50

         Excess restructuring charge (after tax)                    100

         Sale of $2 billion in deposits to FleetBoston at
         below market premiums(1)                                   100
                                                                --------------
         TOTAL SHAREHOLDER VALUE DESTROYED                      $300 - $320 MM
                     AS A % OF NFB PROPOSED VALUE(2)               16% - 17%



         (1) Represents a 5% incremental premium over the 8% deposit premium purchase price disclosed in NFB Proposal, for a 13% total market-based deposit premium.

         (2)      Based on $17.00 per Dime share.


                                                                              11

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
DIME UNITED - A SUPERIOR FRANCHISE
--------------------------------------------------------------------------------

         THE COMBINATION WITH HUDSON UNITED CREATES A MORE COMPELLING FRANCHISE:

              o Dime United will have a powerful branch network encompassing a four state region from Philadelphia to Hartford

              o Greater presence in more affluent areas, particularly in New Jersey and Connecticut

              o 40% of NFB Proposal franchise highly concentrated in just two counties



DIME UNITED                                NFB PROPOSAL
[GRAPHIC BRANCH MAP OF DIME UNITED]        [GRAPHIC BRANCH MAP OF NFB PROPOSAL]


                                                                              12

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DIME UNITED - A SUPERIOR FRANCHISE
--------------------------------------------------------------------------------

                      BALANCED GEOGRAPHIC DIVERSIFICATION

                              DIME UNITED DEPOSITS

                                  [PIE CHART]


                              Connecticut         8%
                              New Jersey         27%
                              New York           59%
                              Pennsylvania        6%




                                NFB/DIME DEPOSITS


                                  [PIE CHART]


                              Connecticut         2%
                              New Jersey         10%
                              New York           88%



                     MORE AFFLUENT DEMOGRAPHICS AND MARKETS
                      % OF DEPOSITS IN AFFLUENT MARKETS(1)


                                   [BAR CHART]


                              Dime United         72%
                              NFB/Dime            64%



            (1) Defined as counties with median household income greater than U.S. median.


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DIME SHAREHOLDERS GET LESS FROM NFB PROPOSAL
--------------------------------------------------------------------------------



         CONTRIBUTION ANALYSIS

         -------------------------------------------------------------------------------------------------------------
                                                               DIME UNITED                        NFB/DIME
                                                      ---------------------------        ---------------------------
                                                         DIME %          OVER-              DIME %          OVER-
                                                      CONTRIBUTION   CONTRIBUTION        CONTRIBUTION   CONTRIBUTION
         -------------------------------------------------------------------------------------------------------------

         Total Assets                                     71.2%           27%                 59.5%           72%
         Tangible Common Equity                           64.1            15                  48.6            41
         2000E Net Income                                 63.7            14                  45.0            31
         2000E Net Income Including Synergies(1)          57.1             2                  53.1            54

         -------------------------------------------------------------------------------------------------------------
         Dime Pro Forma Ownership                         55.9%            -                  34.5%(2)         -
         -------------------------------------------------------------------------------------------------------------
         -------------------------------------------------------------------------------------------------------------

         (1)   100% of synergies ascribed to target institution.
         (2)   Pro forma for ownership ascribed to FleetBoston.


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



A THRIFT IN A BANK'S CLOTHING
--------------------------------------------------------------------------------


         NFB'S GROWTH HAS PRINCIPALLY BEEN ACHIEVED THROUGH THRIFT ACQUISITIONS AND INCREASES IN BALANCE SHEET LEVERAGE:




    ALL NFB ACQUISITIONS SINCE 1995
    (DOLLARS IN MILLIONS)
-------------------------------------------------------------------------------

    TRANSACTION                                   TOTAL ASSETS   TOTAL DEPOSITS
-------------------------------------------------------------------------------

    Northside Savings Bank - Thrift                   $1,580          $1,227
    Branford Savings Bank - Thrift                       177             158
    New York Bancorp - Thrift                          3,284           1,691
    Jamaica Savings Bank - Thrift                      1,613           1,119
    Reliance Federal - Thrift                          2,452           1,549
                                                     --------        --------
    TOTAL THRIFTS ACQUIRED                            $9,106          $5,744

    NFB Total Balance Sheet Pro Forma 12/31/99       $16,266          $9,157

    % THRIFT COMPOSITION OF NFB                         56%              63%
-------------------------------------------------------------------------------


                                                                              15

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NET INTEREST MARGIN INFLUENCES P/E MULTIPLE
--------------------------------------------------------------------------------



                             NET INTEREST MARGIN(1)

                                  [BAR CHART]


                                  135 bp reduction
                                  ----------------
                         1997    1998   1999    Pro Forma(2)
                         ----    ----   ----    ------------

           NFB           4.69%   4.48%  4.16%      3.34%


                                  87 bp Increase
                                  --------------
                         1997    1998   1999    Pro Forma(3)
                         ----    ----   ----    ------------

           Dime          2.51%   2.68%  2.91%       3.38%


(1)   As originally reported.
(2)   Pro forma for Dime, JSB, and Reliance.
(3)   Dime United pro forma.



--------------------------------------------------------------------------------


                               2000 P/E MULTIPLE

                                [GRAPHIC OMITTED]

                 -----------------------------------------------
                 |                                              |
                 |                         -----------------    |
                 |                        |    Bank Peer    |   |
                 |                        |  Average P/E(1) |   |
                 |                         -----------------    |
        9.1x     |----------------------------------------------|
                 |     ------                        /          |
                 |    | NFB  |                     /            |
                 |    | 8.8x |                   /              |
                 |     ------ \                /                |
                 | 32% Decrease \            /                  |
                 |                \        / 75% Increase       |
                 |                  \    /                      |
                 |                    \/                        |
                 |                   /  \                       |
                 |                 /      \                     |
        6.0x     |----------------------------------------------|
                 |   ---------- /          -----------------    |
                 |  |   Dime   |          |   Thrift Peer   |   |
                 |  |  United  |          |  Average P/E(2) |   |
                 |  |   5.2x   |           -----------------    |
                 |   ----------                                 |
                  ----------------------------------------------


              (1) Includes Summit Bancorp, Associated Banc-Corp, and M&T Bank Corp.

              (2) Includes Astoria Financial Corp., Sovereign Bancorp, Washington Mutual, and Golden State Bancorp.


                                                                              16

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
DIME UNITED TRANSACTION STRATEGICALLY SUPERIOR
-------------------------------------------------------------------------------



              =    Provides greater upside potential through multiple expansion

              = Broadens franchise geographically into new markets (Pennsylvania, Upstate NY and Connecticut) while greatly enhancing its New Jersey presence

              =    Capitalizes on Dime's strong retail brand identity

              = Balances and diversifies Dime's earnings stream. Accelerates Dime's progression towards a commercial bank profile

              = Dime shareholders preserve the opportunity to realize a "change of control" premium for the more valuable Dime United franchise



--------------------------------------------------------------------------------
             DIME UNITED TRANSACTION SUPERIOR FOR DIME SHAREHOLDERS
--------------------------------------------------------------------------------



                                                                              17

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



OTHER DOCUMENTS
--------------------------------------------------------------------------------


         INVESTORS ARE URGED TO READ DIME AND HUDSON'S PROXY STATEMENT/PROSPECTUS, INCLUDING THE SUPPLEMENT DATED MARCH 7, 2000 AND ANY OTHER AMENDMENTS OR SUPPLEMENTS WHEN THEY BECOME AVAILABLE, AS WELL AS ANY SOLICITATION/RECOMMENDATION STATEMENT THAT MAY BE FILED BY DIME, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. EACH OF THESE DOCUMENTS HAS BEEN OR WILL BE FILED WITH THE SEC AND INVESTORS MAY OBTAIN A FREE COPY OF THEM AT THE SEC'S INTERNET WEB SITE AT WWW.SEC.GOV. THESE DOCUMENTS MAY ALSO BE OBTAINED FOR FREE FROM DIME BY DIRECTING SUCH REQUEST TO:
         DIME BANCORP, INC., C/O INNISFREE M&A INCORPORATED, 501 MADISON AVENUE, 20TH FLOOR, NEW YORK, NEW YORK 10022, TOLL FREE PHONE: (888) 750-5834.


                                                                              18

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


INFORMATION ABOUT NORTH FORK AND FLEETBOSTON
--------------------------------------------------------------------------------


         THE INFORMATION IN THIS PRESENTATION REGARDING NORTH FORK, NORTH FORK'S OFFER AND NORTH FORK'S ARRANGEMENTS WITH FLEETBOSTON IS BASED ENTIRELY ON, AND IS QUALIFIED ENTIRELY BY REFERENCE TO, NORTH FORK'S AND FLEETBOSTON'S DOCUMENTS FILED WITH THE SEC AS OF MARCH 7TH.


         THESE DOCUMENTS INCLUDE:

              o Communications by North Fork, filed on March 6, 2000, pursuant to the SEC's Rule 425 under the Securities Act of 1933

              o Preliminary Proxy Solicitation Material by North Fork, filed on March 6, 2000, pursuant to the SEC's Rule 14a-12 under the Securities Exchange Act of 1934

              o    Schedule TO by FleetBoston, filed on March 6, 2000

         DIME AND HUDSON MAKE NO GUARANTEE AS TO THE ACCURACY OF THE INFORMATION CONTAINED IN THESE DOCUMENTS.


                                                                              19

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